SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event re     15-Aug-00

WMC SECURED ASSETS CORP.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF April 1, 2000, PROVIDING FOR THE ISSUANCE OF
WMC MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2000-A)

WMC Secured Assets Corp.
(Exact name of registrant as specified in its charter)

Delaware       333-59687     95-4683489
(State or Other(Commission   (I.R.S. Employer
Jurisdiction ofFile Number)  Identification
Incorporation)               Number)

6320 Canoga Avenue
Woodland Hills, CA                  91367
(Address of Principal         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: (818) 592-2610

Item 5.  Other Events

  On 15-Aug-00 a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
     15-Aug-00 The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.   Monthly Report Information:
     See Exhibit No.1

B.   Have any deficiencies occurred?   NO.
               Date:
               Amount:

C.   Item 1: Legal ProceedingNONE

D.   Item 2: Changes in SecurNONE

E.   Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.   Item 5: Other Information - Form 10-Q, Part II -
     Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

     Exhibit No.

1. Monthly Distribution Repor   15-Aug-00

WMC MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-A


STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:              08/15/00


                 Beginning                                            Ending
                Certificate                                        Certificate
Class  Cusip     Balance(1)   Principal     Interest     Losses      Balance
A    92928SAQ7 324,707,432.352,602,219.40 1,822,161.15       0.00 322,105,212.95
M-1  92928SAR5 34,000,000.00        0.00    198,466.74       0.00 34,000,000.00
M-2  92928SAS3 20,187,000.00        0.00    124,016.17       0.00 20,187,000.00
B    92928SAT1 20,187,000.00        0.00    141,904.10       0.00 20,187,000.00
CE      N/A    19,125,900.00        0.00  1,036,483.33       0.00 19,125,900.00
P       N/A           100.00        0.00     90,040.17       0.00        100.00
R-III   N/A             0.00        0.00          0.00       0.00          0.00
Total          418,207,432.352,602,219.40 3,413,071.66       0.00 415,605,212.95

           AMOUNTS PER $1,000 UNIT
                                             Ending                  Current
                                          Certificate              Pass-Through
ClassPrincipal    Interest      Total       Balance      Losses   Interest Rate
A     7.849832      5.496715    13.34655    971.659768   0.000000        6.96625
M-1   0.000000      5.837257     5.83726   1000.000000   0.000000        7.24625
M-2   0.000000      6.143368     6.14337   1000.000000   0.000000        7.62625
M-3   0.000000      7.029479     7.02948   1000.000000   0.000000        8.72625
CE    0.000000     54.192657    54.19266   1000.000000   0.000000        3.15677
P     0.000000 900401.700000 900401.70000  1000.000000   0.000000       NA

















 Section 4.03 (iv.)
 BALANCES AS OF:
        8/15/00                          Balance       Count
Principal Balance of Mortgage Loans            415,605,            3,514
Principal Balance of REO Properties                                      -
     Totals                                    415,605,            3,514

Section 4.02 (vi.)                       Unpaid Prin              Stated Prin
DELINQUENCY INFORMATION      Number      Balance                  Balance
30-59 days delinquent                 93  8,866,485.54             8,858,687.58
60-89 days delinquent                 39  4,366,368.09             4,361,178.89
90 or more days delinquent            25  2,565,287.35             2,561,766.40
Foreclosures                          15  1,923,102.01               632,080.89

Section 4.02 (viii.)
REO INFORMATION
               Total Book Value of REO's          0.00


Section 4.02 (viii.)
INTEREST DISTRIBUTION AMOUNTS
                             Reduction from the Allocation of:
      Interest     Unpaid                  Prepayment  Relief Act
     DistributiInterest Short  Realized     Interest    Interest
       Amount      Amount       Losses     Shortfalls  Shortfalls
A    $1,822,161           $0          $0            $0         $0
M-1   $198,467            $0          $0            $0         $0
M-2   $124,016            $0          $0            $0         $0
B     $141,904            $0          $0            $0         $0
CE   $1,036,483            NA    $27,000            $0         $0
TOTAL$3,323,031           $0     $27,000            $0         $0








Section 4.02 (ix.)
     Required Overcollateralized Amount                $19,125,900
     Overcollateralization Amount                      $19,125,900

Section 4.02 (x.)
     Extra Principal Distribution                           $0.00

Section 4.02 (xi.)

     Overcollateralization Reduction Amount                 $0.00

Section 4.02 (xii.)
     Credit Enhancement Percentage                       22.49729%

Section 4.02 (xiii.)
REALIZED LOSSES
     Realized Losses that were incurred during the related Due Period

     Current Realized Losses  $27,000.00
     Cumulative Realized Loss $27,000.00

Section 4.02 (xiv.)
     Weighted Average Remaining Term to M                    349

Section 4.02 (xv.)
     Weighted Average Mortgage Rate           10.12105%

Section 4.02 (xvi.)
PASS-See Page 1


Section 4.02 (xvii.)
     Stepdown Date Occurrence                           NO
     Trigger Event Occurrence                           NO
     OC Reduction Lockout Event                         NO
     Servicer Termination Event                         NO
Section 4.02 (xviii.)
     Master Servicer Compensation                174,253.10
     Trustee Fees                                    2,962.30

Section 4.02 (xix.)
AdvanMonthly Ad$3,071,234.45
     *Note:  Interest Advances are made on Mortgage Loans that
     Haven't made their payment as of                   8/1/2000




     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             WMC SECURED ASSES CORP.

                             By: /s/ Richard Tarnas
                             Name:  Richard Tarnas
                             Title: Vice President
                             Bank One

Dated 8/31/2000